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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                Date of Report
                      (Date of earliest event reported):

                                October 2, 2000


                     APPLIED SCIENCE AND TECHNOLOGY, INC.
                     ------------------------------------
              (Exact Name of Registrant as Specified in Charter)


      Delaware                        0-22646               04-2962110
      --------                        -------               ----------

(State or Other Jurisdiction  (Commission File Number)  (I.R.S. Employer
of Incorporation)                                      Identification No.)
                               90 INDUSTRIAL WAY,
                        WILMINGTON, MASSACHUSETTS 01887
              (Address of principal executive office and zip code)


              Registrant's telephone number, including area code:
                                 (978) 284-4000
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ITEM 5. OTHER EVENTS.

On October 2, 2000, the Registrant and MKS Instruments, Inc. ("MKS") publicly disseminated a press release announcing that they had entered into an Agreement and Plan of Merger, dated as of October 2, 2000 (the "Merger Agreement"), which sets forth the terms and conditions of the proposed merger of a subsidiary of MKS with and into the Registrant (the "Merger") pursuant to which the Registrant will become a wholly owned subsidiary of MKS. A copy of the Merger Agreement is included herein as Exhibit 2.1 and a copy of the joint press release of the Registrant and MKS with respect to the Merger is included herein as Exhibit
99.1. The Merger Agreement and the joint press release are each incorporated by reference into this Item 5 and the foregoing description of these documents are qualified in their entirety by reference to these exhibits.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c)  Exhibits.


           2.1 Agreement and Plan of Merger by and among Applied Science and Technology, Inc., MKS Instruments, Inc. and Mango Subsidiary Corp., dated October 2, 2000.

          99.1 Joint Press Release, dated October 2, 2000, Announcing the Merger of the Registrant with and into a subsidiary of MKS Instruments, Inc.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     APPLIED SCIENCE AND TECHNOLOGY, INC.

                            By: /s/ Richard S. Post
                            -----------------------

                                   Richard S. Post,
                                   Chairman and CEO

Date: October 2, 2000
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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

2.1       Agreement and Plan of Merger by and among Applied
          Science and Technology, Inc., MKS Instruments,
          Inc. and Mango Subsidiary Corp., dated October 2,
          2000 and filed herewith.

99.1      Joint Press Release, dated October 2, 2000,
          Announcing the Merger of the Registrant with and into a subsidiary of MKS Instruments, Inc. and filed herewith.